                                                                     Exhibit 24


                                POWER OF ATTORNEY



         The undersigned, directors of The Raymond Corporation ("Corporation"), hereby constitute and appoint Paul J. Sternberg and William B. Lynn, or either of them, their respective true and lawful attorneys and agents, each with full power and authority to act as such without the other, to sign the name of the undersigned to the Corporation's fiscal 1996 Annual Report on Form 10-K, and to any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the related rules and regulations thereunder, the undersigned hereby ratifying and confirming all that said attorneys and agents, of either one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed and delivered these presents as of this 1st day of March, 1997.



/s/ Ross K. Colquhoun
--------------------------------------        ---------------------------------
Ross K. Colquhoun,                            George G. Raymond, Jr.,
Chairman of the Board, Chief Executive        Director
Officer and Director


/s/ James J. Malvaso                          /s/ Arthur M. Richardson
--------------------------------------        ---------------------------------
James J. Malvaso  .                           Arthur M. Richardson, Director
President, Chief Operating Officer
and Director


/s/ James F. Matthews                         /s/ Dr. M. Richard Rose
--------------------------------------        ---------------------------------
James F. Matthews, Director                   Dr. M. Richard Rose, Director


/s/ John E. Mott                              /s/ John V. Sponyoe
--------------------------------------        ---------------------------------
John E. Mott, Director                        John V. Sponyoe, Director


/s/ Michael R. Porter                         /s/ Michael O. Womack
--------------------------------------        ---------------------------------
Michael R. Porter, Director                   Michael O. Womack, Director